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                                                                Exhibit 10.77



                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.

                      2000 NON-EMPLOYEE DIRECTOR STOCK PLAN

SECTION 1. ESTABLISHMENT

         INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. hereby establishes a stock plan for Non-employee Directors, as described herein, which shall be known as the "INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN" (the "Plan").

SECTION 2. PURPOSE

         The purpose of the Plan is to promote the long-term growth and financial success of the Company. The Plan is intended to secure for the Company and its shareholders the benefits of the long-term incentives inherent in increased common stock ownership by members of the Board who are not employees of the Company or its Subsidiaries. It is intended that the Plan will induce and encourage highly experienced and qualified individuals to serve on the Board and assist the Company in promoting a greater identity of interest between the Non-employee Directors and the shareholders of the Company.

SECTION 3. DEFINITIONS

         The following terms shall have the respective meanings set forth below, unless the context otherwise requires:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) A "Change of Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (i) any "Person" (as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that the term "Person" shall not include (1) the Company or any of its subsidiaries, (2) Bankers Financial Corporation, Bankers Insurance Group, Inc. or any of their Subsidiaries, (3) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (4) an underwriter temporarily holding securities pursuant to an offering of such securities, or (5) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of either the then outstanding Shares of the Company or the combined voting power of the Company's then outstanding voting securities; or


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                  (ii) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors of the Company at the beginning of the period; or

                  (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or person as a result of which less than 50% of the outstanding voting securities of the surviving or resulting person would be owned by the former shareholders of the Company (other than a shareholder who is an "affiliate," as defined in the Exchange Act, of any party to such consolidation or merger); or

                  (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Company" shall mean Insurance Management Solutions Group, Inc.

         (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (f) For purposes of determining the "Fair Market Value" of a Share as of any date, the following rules shall apply:

                  (i) if the principal market for the Shares is a national securities exchange or the Nasdaq Stock Market, then the "Fair Market Value" as of that date shall be the average of the high and low sale prices of the Shares on that date on the principal exchange or market on which the Shares are then listed or admitted to trading;




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                  (ii) if sale prices are not available or if the principal
         market for the Shares is not a national securities exchange and the Shares are not quoted on the Nasdaq Stock Market, the average between the highest bid and lowest asked prices for the Shares on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau Incorporated or a comparable service; or

                  (iii) if the day is not a business day, and as a result, paragraphs (i) and (ii) next above are inapplicable, the Fair Market Value of the Shares shall be determined as of the next earlier business day. If paragraphs (i) and (ii) next above are otherwise inapplicable, then the Fair Market Value of the Shares shall be determined in good faith by the Board.

         (g) "Non-employee Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary.

         (h) "Shares" shall mean shares of common stock of the Company, $.01 par value per share, and such other securities or property as may become subject to awards pursuant to an adjustment made under Section 12 of the Plan.

         (i) "Subsidiary" shall mean any corporation during any period in which it is a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, with respect to the Company.

SECTION 4. EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective on October 19, 2000, subject to the approval and ratification of the Plan by the shareholders of the Company.

SECTION 5. SHARES AVAILABLE FOR OPTIONS

         The number of Shares which may be issued pursuant to the Plan shall not exceed 250,000, subject to adjustment in accordance with the provisions of
Section 12. Such Shares may be authorized and unissued Shares or treasury shares. The maximum number of shares of Stock that may be issued as discretionary awards pursuant to Section 7(b)(ii) shall be 100,000 Shares, subject to adjustment in accordance with the provisions of Section 12. If any awards terminate, expire or are canceled prior to the delivery of all of the Shares issuable thereunder, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such award, to the extent of any such termination, expiration or cancellation, shall again be available for the granting of additional awards under the Plan. If the exercise price of any option granted under the Plan is satisfied by tendering Shares (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.



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SECTION 6. ADMINISTRATION

         The Plan shall be administered by the Board. The Board may, by resolution, delegate part or all of its administrative powers with respect to the Plan. The Board shall have all of the powers vested in it by the terms of the Plan, such powers to include the authority, within the limits prescribed herein, to establish the form of the agreement embodying grants of options made under the Plan. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, such administrative decisions of the Board to be final and conclusive. Except to the extent prohibited by applicable law, the Board may authorize any one or more of its members or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

SECTION 7. STOCK AWARDS

         (a) ELIGIBILITY. Non-employee Directors shall be granted awards under the Plan in the manner set forth in this Section 7. All options granted to Non-employee Directors pursuant to the Plan shall be nonqualified stock options which do not qualify for special tax treatment under Sections 421 and 422 of the Code.

         (b) GRANT OF AWARDS.

                  (i) AUTOMATIC OPTION GRANTS. Commencing on the date of the Company's 2001 annual meeting of shareholders, and thereafter on the date of each succeeding annual meeting of shareholders of the Company, each Non-employee Director, if elected, reelected or retained as a Non-employee Director, shall be granted an option to purchase Five Thousand (5,000) Shares under the Plan (which number of Shares shall be subject to adjustment as provided in Section 12 hereof) (hereinafter referred to as an "Annual Option").

                  (ii) DISCRETIONARY AWARDS. At such times as the Board may determine while this Plan is in effect, the Board may, in its discretion, grant a stock-based award to a Non-employee Director, which award may include restricted Stock and options containing terms and provisions differing in whole or in part from the Annual Options granted pursuant to Section 7(b)(i) above. The Board shall have the authority to determine the number of Shares of Stock to be granted or covered pursuant to such awards and all other terms and conditions of such awards.

         (c) EXERCISE PRICE. Subject to adjustment as provided in Section 12 hereof, the exercise price per share of each option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such option, or, if greater, the Net Tangible Book Value of a share of Stock as of the end of the Company's most recent fiscal quarter ended on or prior to the date of grant of such option, as reported on the most recent Form 10-Q or Form 10-K filed by the Company with the Securities and Exchange Commission. The term Net Tangible Book Value per share of Stock shall be determined by dividing (i)




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the Company's tangible net worth (total tangible assets less total liabilities)
by (ii) the total number of shares of Stock outstanding. For purposes of determining Net Tangible Book Value, tangible assets shall exclude (A) intangible assets (including without limitation goodwill) that cannot be sold separately from all other assets of the business and (B) any other intangible asset for which recovery of book value is subject to significant uncertainty or illiquidity.

         (d) TERM. The term of each option granted to a Non-employee Director shall be for ten (10) years from the date of grant, unless terminated earlier pursuant to the provisions of Section 9 hereof.

         (e) OPTION AGREEMENT. Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve. Each agreement shall be subject to, and incorporate, by reference or otherwise, the applicable terms of the Plan.

         (f) OPTION PERIOD. No option shall be granted under the Plan after the tenth anniversary of the effective date of the Plan. However, the term of any option theretofore granted may extend beyond such date. Options shall be granted to Non-employee Directors under the Plan only for so long as the Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such options.

         (g) VESTING. Except as otherwise provided in Section 9 hereof, an Annual Option cannot be exercised prior to the first anniversary of the date of grant and thereafter may be exercised in full.

SECTION 8. EXERCISE OF OPTIONS.

         An option that has vested may be exercised, subject to the provisions of Section 9 with respect to Annual Options, from time to time, only by (a) providing written notice of intent to exercise the option with respect to a specified number of Shares; and (b) payment in full to the Company of the exercise price at the time the option is exercised (except that, in the case of an exercise under paragraph (iii) below, payment may be made as soon as practicable after the exercise). Payment of the exercise price may be made:

                  (i) in cash or by certified check,

                  (ii) by delivery to the Company of Shares which shall have been beneficially owned by the Non-employee Director for at least six
         (6) months and have a Fair Market Value per Share on the date of surrender equal to the exercise price, or

                  (iii) by delivery (including by fax) to the Company or its designated agent of a properly executed exercise notice together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the option Shares and promptly deliver to the Company the sale or margin loan proceeds required to pay the exercise price.




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SECTION 9. EFFECT OF TERMINATION OF MEMBERSHIP ON BOARD.

         The right to exercise an Annual Option granted to a Non-employee Director shall be limited as follows, provided the actual date of exercise is in no event after the expiration of the term of the Annual Option:

         (a) If a Non-employee Director ceases being a director of the Company by reason of death, the Annual Option shall become immediately exercisable upon the Non-employee Director's death and the Annual Option may be exercised for a period of one year after the date of death and not thereafter; PROVIDED, HOWEVER, that no Annual Option shall be exercisable after the expiration of the term of the Annual Option.

         (b) If a Non-employee Director ceases being a director of the Company by reason of disability, the Annual Option shall become immediately exercisable and the Non-employee Director (or his or her legal representative) may exercise the Annual Option for a period of one year after the date of such termination of service and not thereafter; PROVIDED, HOWEVER, that no Annual Option or portion thereof shall be exercisable after the expiration of the term of the Annual Option. For purposes hereof, the term "disability" shall mean a total and permanent disability as determined by the Board in its sole discretion.

         (c) If a Non-employee Director ceases being a director of the Company without Cause (as hereinafter defined) or for any reason other than death or disability on or after the first anniversary of the date of grant of the Annual Option, the Non-employee Director (or his or her legal representative) may exercise the Annual Option for a period of six months after the date of such termination of service and not thereafter; PROVIDED, HOWEVER, that no Annual Option or portion thereof shall be exercisable after the expiration of the term of the Annual Option.

         (d) If a Non-employee Director ceases being a director of the Company without Cause or for any reason other than death or disability prior to the first anniversary of the date of grant of the Annual Option, a pro rata portion of the Annual Option shall become vested, which portion shall be determined by multiplying (i) the number of Shares of Stock subject to the Annual Option by
(ii) a fraction, the numerator of which equals the number of calendar days from the date of grant of the Annual Option to the termination date of the Non-employee Director and the denominator of which equals 365, and the vested portion of the Annual Option may be exercised for a period of six months after the date of such termination of service and not thereafter.

         (e) If a Non-employee Director ceases being a director of the Company for Cause (as hereinafter defined), then forthwith from the happening of any such event, the entire Annual Option (whether vested or non-vested) shall be immediately forfeited and become null and void. For purposes hereof, "Cause" shall mean termination as a director as a result of: (i) removal as a director for dishonesty or violation of his or her fiduciary duty to the Company; (ii) voluntary resignation under or followed by such circumstances as would constitute a violation of his or her fiduciary duty to the Company; or (iii) Company discovery that the director has committed an act of dishonesty not




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discovered by the Company prior to the cessation of his or her services as a
Non-employee Director that would have resulted in his or her removal if discovered prior to such date.

SECTION 10. TRANSFERABILITY OF AWARDS

         Options and awards under the options granted hereunder are not assignable, alienable, saleable or transferable by a Non-employee Director otherwise than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Non-employee Director only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative, except that a Non-employee Director may, to the extent allowed by the Board and in a manner specified by the Board, transfer any option or award.

SECTION 11. DESIGNATION OF BENEFICIARIES

         Anything contained in the Plan to the contrary notwithstanding, a Non-employee Director may file with the Company a written designation of a beneficiary or beneficiaries under the Plan (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Board from time to time may prescribe). A Non-employee Director may from time to time revoke or change any such designation of beneficiary. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; PROVIDED, HOWEVER, that if the Board shall be in doubt as to the entitlement of any such beneficiary to any option or award if applicable law requires the Company to do so, the Board may determine to recognize only the legal representative of such Non-employee Director, in which case the Company, the Board and the members thereof shall not be under any further liability to anyone. In the event of the death of any Non-employee Director, the term "Non-employee Director" as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 11 or, if no such designation is in effect, the executor or administrator of the estate of such Non-employee Director, unless the context otherwise requires.

SECTION 12. CAPITAL ADJUSTMENT PROVISIONS

         In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event (individually referred to as "Event" and collectively referred to as "Events") affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and




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which thereafter may be made the subject of options and awards under the Plan;
(ii) the number and type of Shares subject to outstanding options and awards; and (iii) the exercise price with respect to any option or award (collectively referred to as "Adjustments"); PROVIDED, HOWEVER, that Annual Options subject to grant or previously granted to Non-employee Directors under the Plan at the time of any such Event shall be subject to only such Adjustments as shall be necessary to maintain the proportionate interest of the Non-employee Directors and preserve, without exceeding, the value of such Annual Options.

SECTION 13. CHANGE OF CONTROL

         Upon the occurrence of a Change of Control, all outstanding options granted pursuant to Section 7 hereof shall become fully exercisable.

SECTION 14. AMENDMENT AND TERMINATION OF THE PLAN

         The Plan shall terminate on October 18, 2010, unless sooner terminated as herein provided. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan. Termination of the Plan shall not affect the rights of Non-employee Directors with respect to options or awards previously granted to them, and all unexpired options or awards shall continue in force and effect after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions. Any amendment to the Plan shall become effective when adopted by the Board, unless specified otherwise. Rights and obligations under any option or award granted before any amendment of this Plan shall not be materially and adversely affected by amendment of the Plan, except with the consent of the person who holds the option or award, which consent may be obtained in any manner that the Board deems appropriate.

SECTION 15. GENERAL PROVISIONS

         (a) OTHER COMPENSATION. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements for Non-employee Directors, and such arrangements may be either generally applicable or applicable only in specific cases.

         (b) RIGHTS OF DIRECTORS. The grant of an option or award to a Non-employee Director pursuant to the Plan shall confer no right on such Non-employee Director to continue as a director of the Company. Except for rights accorded under the Plan, Non-employee Directors shall have no rights as shareholders with respect to Shares covered by any option or award until the date of issuance of the stock certificates to the Non-employee Director and only after such Shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock is issued.

         (c) SECURITIES LAWS. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.




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         (d) TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under the Plan after giving the person entitled to receive such amount or Shares reasonable notice, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

         (e) GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Florida and applicable federal law. Any legal action or proceeding with respect to this Plan, any award, or any award agreement, or for recognition and enforcement of any judgment in respect thereof, may only be brought and determined in a court sitting in the County of Hillsborough or the County of Pinellas in the State of Florida.

         (f) MISCELLANEOUS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.






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